UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 21, 2005

(Date of earliest event reported)

E Med Future, Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-55254-36	87-0485314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

794 Morrison Road, Suite 911 Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)

(877) 855-1319

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On July 21, 2005, Robert J. Ochsendorf and John J. Perez each resigned as a director of E Med Future, Inc. (“E Med”) to focus on other business interests. Ronald L. Alexander and Donald Sullivan were immediately appointed to fill the vacancies in E Med’s board resulting from the departure of Mr. Ochsendorf and Mr. Perez. Mr. Alexander was an original investor in E Med when the company was founded in 2000. He currently owns and operates several businesses, including funeral homes and a hospital bed sale and rental company. Mr. Sullivan has served as E Med’s Chief Financial Officer since November 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E MED FUTURE, INC.

By:	/s/ D. Dane Donohue
D. Dane Donohue, President and Chief Executive Officer

Date: July 27, 2005

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